UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 28, 2014

General Cable Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tesseneer Drive, Highland Heights, Kentucky	41076-9753
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(859) 572-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Appointment of Director

On July 28, 2014, the Board of Directors of General Cable Corporation (the “Corporation”) appointed Mr. Edward (“Ned”) Childs Hall, III to serve as an independent director of the Corporation until he stands for election at the 2015 Annual Meeting of the Stockholders and until his successor is duly appointed and qualified. Mr. Hall will serve on the Board’s Corporate Governance Committee.

Mr. Hall is Executive Vice President – Chief Operating Officer of Atlantic Power Corporation, a publicly traded power generation and infrastructure company (NYSE: AT) (TSX: APT), and he has served in that position since April 2, 2013.  Prior to joining Atlantic Power, Mr. Hall spent more than 24 years working in the energy sector at AES Corporation, a publicly traded global electricity generation, transmission and distribution company (NYSE: AES).  While at AES Corporation, Mr. Hall held various positions including Managing Director, Global Business Development from 2003 to 2005; President, Wind Generation from 2005 to 2008; President, North America from 2008 to 2011; and Chief Operating Officer, Global Generation from 2011 to 2013.  Mr. Hall served as Chairman of the Board of American Wind Energy Association (AWEA) from 2010 to 2011, as a Member of the AWEA Board from 2005 to 2013, and currently serves as an advisor to AWEA’s Bylaws Task Force.

As a newly appointed director, Mr. Hall will participate in the Corporation’s non-employee director compensation plans as in effect from time to time, including, without limitation, the payment of retainers. The Compensation Committee approved an award of restricted stock units under the 2005 Stock Incentive Plan to Mr. Hall with a value of approximately $93,750 on the grant date, August 10, 2014.

There are no arrangements or understandings pursuant to which Mr. Hall was appointed as a director and there are no related party transactions between the Company and Mr. Hall.

Item 9.01	Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, furnished as part of this report.

(d)   Exhibits

   99        General Cable Corporation Press Release dated July 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

July 29, 2014	/s/ Brian J. Robinson
Brian J. Robinson
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99	General Cable Corporation Press Release dated July 29, 2014